UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2024

OraSure Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16537	36-4370966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

220 East First Street
Bethlehem, Pennsylvania	18015-1360
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 610-882-1820

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.000001 par value per share	OSUR	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by a check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 19, 2024, OraSure Technologies, Inc., a Delaware corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with, Project Watson Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), Sherlock Biosciences, Inc., a Delaware corporation (“Sherlock”), and Mr. Paul Meister, solely in his capacity as representative of the securityholders of Sherlock for certain purposes described in the Merger Agreement, pursuant to which the Company acquired Sherlock by way of a merger of the Merger Sub with and into Sherlock, with Sherlock surviving the merger and continuing as a wholly-owned subsidiary of the Company (the “Merger”).

Sherlock’s Board of Directors (the “Sherlock Board”) determined that the transactions contemplated by the Merger Agreement, including the Merger, are in the best interests of Sherlock and its stockholders, and approved the Merger Agreement and the transactions contemplated by the Merger Agreement. The Sherlock Board also resolved to recommend that Sherlock’s stockholders vote to adopt and approve the Merger Agreement and the Merger.

The consideration to be paid by the Company in connection with the Merger pursuant to the Merger Agreement consists of, subject to the terms and conditions of the Merger Agreement: (i) an upfront payment of $5 million (such payment, the “Initial Merger Consideration”), plus certain legal expenses and directors’ and officers’ tail policy insurance costs, (ii) two milestone payments of up to an aggregate of $20 million, each conditioned upon the achievement of a regulatory milestone associated with Sherlock’s Chlamydia Trachomatis/Neisseria Gonorrhoeae (“CT/NG”) test, and (iii) quarterly royalty payments, through December 31, 2034, representing a mid-single digit percentage of the net sales the CT/NG test received by the Company (or its affiliates) in each jurisdiction where the CT/NG test has received regulatory approval (such contingent payments referred to in the foregoing items (i) and (ii), the “Future Payments” and together with the Initial Merger Consideration, the “Total Merger Consideration”), and with respect to each Future Payment, subject to certain deductions and the Company’s right of set-off against certain items as set forth in the Merger Agreement.

Pursuant to the Merger Agreement, the Total Merger Consideration will be allocated among Sherlock’s noteholders, preferred stockholders and common stockholders as of immediately prior to the effective time of the Merger as follows:

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Each convertible note issued by Sherlock and outstanding immediately prior to the effective time of the Merger will be cancelled and converted into the right to receive an amount in cash equal to the portion of the Initial Merger Consideration payable with respect to such convertible note as set forth on an initial payment schedule that is attached to the Merger Agreement and the portion of each Future Payment (if any) payable with respect to such convertible note as will be set forth on a future payment allocation schedule to be prepared by the representative of the securityholders of Sherlock, provided that the amounts payable to the holders of all convertible notes issued by Sherlock pursuant to the Merger Agreement will not exceed the aggregate of the payout amounts with respect to such convertible notes (the payout amount with respect to each convertible note being the outstanding principal amount (together with all accrued but unpaid interest as of the date Merger Agreement), multiplied by three) (such aggregate of the payout amounts, the “Note Payout Amount”).

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Each share of Sherlock’s preferred stock will be cancelled and automatically converted into the right to receive its pro rata (calculated in accordance with the liquidation waterfall provision in Sherlock’s certificate of incorporation) of each Future Payment that is in excess of the Note Payout Amount.

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Each share of Sherlock’s common stock will be cancelled and automatically converted into the right to receive its pro rata (calculated in accordance with the liquidation waterfall provision in Sherlock’s certificate of incorporation) of each Future Payment that is in excess of the Note Payout Amount.

Each stock option granted by Sherlock and outstanding immediately before the effective time of the Merger will be terminated and cancelled without the payment of any consideration in respect thereof and the holders of such stock options will cease to have any rights with respect thereto.

The Merger Agreement contains customary representations, warranties, indemnities and covenants of the Company and Sherlock and its securityholders.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2024.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On December 19, 2024, the Company completed its acquisition of Sherlock. The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Forward Looking Statements

This Current Report contains certain “forward-looking statements” within the meaning of the Federal securities laws, including with respect to products, product development and manufacturing activities, the Company’s acquisition of Sherlock, revenue growth, cash flow, increasing margins and other matters. Words such as “expects,” “estimates,” “forecasts,” “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. Forward-looking statements are not guarantees of future performance or results. Known and unknown factors that could cause actual performance or results to be materially different from those expressed or implied in these statements include, but are not limited to: the Company’s ability to integrate Sherlock’s business and achieve the intended benefits of the acquisition on the timeline expected or at all; Sherlock’s ability to seek and obtain regulatory approval for products in development; the Company’s ability to satisfy customer demand; ability to reduce the Company’s spending rate, capitalize on manufacturing efficiencies and drive profitable growth; ability to achieve the anticipated cost savings as a result of the Company’s business restructuring, including from insourcing third party manufacturing and exiting microbiome services; ability to market and sell products, whether through the Company’s internal, direct sales force or third parties; impact of significant customer concentration in the genomics business; failure of distributors or other customers to meet purchase forecasts, historic purchase levels or minimum purchase requirements for the Company’s products; ability to manufacture or have manufactured products in accordance with applicable specifications, performance standards and quality requirements; ability to obtain, and timing and cost of obtaining, necessary regulatory approvals for new products or new indications or applications for existing products; ability to comply with applicable regulatory requirements; ability to effectively resolve warning letters, audit observations and other findings or comments from the FDA or other regulators; the impact of the novel coronavirus (“COVID-19”) pandemic on the Company’s business, supply chain, labor force, ability to successfully develop new products, validate the expanded use of existing collector products, receive necessary regulatory approvals and authorizations and commercialize such products for COVID-19 testing, and demand for the Company’s COVID-19 testing products; changes in relationships, including disputes or disagreements, with strategic partners or other parties and reliance on strategic partners for the performance of critical activities under collaborative arrangements; ability to meet increased demand for the Company’s products; impact of replacing distributors; inventory levels at distributors and other customers; ability of the Company to achieve its financial and strategic objectives and continue to increase its revenues, including the ability to expand international sales and the ability to continue to reduce costs; impact of competitors, competing products and technology changes; reduction or deferral of public funding available to customers; competition from new or better technology or lower cost products; ability to develop, commercialize and market new products; market acceptance of oral fluid or urine testing, collection or other products; market acceptance and uptake of microbiome informatics, microbial genetics technology and related analytics services; changes in market acceptance of products based on product performance or other factors, including changes in testing guidelines, algorithms or other recommendations by the Centers for Disease Control and Prevention or other agencies; ability to fund research and development and other products and operations; ability to obtain and maintain new or existing product distribution channels; reliance on sole supply sources for critical products and components; availability of related products produced by third parties or products required for use of the Company’s products; impact of contracting with the U.S. government; impact of negative economic conditions; ability to maintain sustained profitability; ability to utilize net operating loss carry forwards or other deferred tax assets; volatility of the Company’s stock price; uncertainty relating to patent protection and potential patent infringement claims; uncertainty and costs of litigation relating to patents and other intellectual property; availability of licenses to patents or other technology; ability to enter into international manufacturing agreements; obstacles to international marketing and manufacturing of products; ability to sell products internationally, including the impact of changes in international funding sources and testing algorithms; adverse movements in foreign currency exchange rates; loss or impairment of sources of capital; ability to attract and retain qualified personnel; exposure to product liability and other types of litigation; changes in international, federal or state laws and regulations; customer consolidations and inventory practices; equipment failures and ability to obtain needed raw materials and components; cybersecurity breaches or other attacks involving the Company’s systems or those of the Company’s third-party contractors and IT service providers; the impact of terrorist attacks, civil unrest, hostilities and war; and general political, business and economic conditions, including inflationary pressures and banking stability. These and other factors that could affect the Company’s results are discussed more fully in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including the Company’s registration statements, Annual Report on Form 10-K for the year ended December 31, 2023, Quarterly Reports on Form 10-Q, and other filings with the SEC. Although forward-looking statements help to provide information about future prospects, readers should keep in mind that forward-looking statements may not be reliable. Readers are cautioned not to place undue reliance on the forward-looking statements. The forward-looking statements are made as of the date of this Current Report and the Company undertakes no duty to update these statements.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of the Business Acquired.

Financial statements, to the extent required by this Item 9.01, will be filed by amendment to this Current Report on Form 8-K within seventy-one (71) calendar days from the date that this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

Pro forma financial information, to the extent required by this Item 9.01, will be filed by amendment to this Current Report on Form 8-K within seventy-one (71) calendar days from the date that this Current Report on Form 8-K is required to be filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORASURE TECHNOLOGIES, INC.

Date: December 26, 2024	By:	/s/ Carrie Eglinton Manner
Carrie Eglinton Manner
President and Chief Executive Officer

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